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                                                                     EXHIBIT 10M

                   EXTENSION OF PROPERTY MANAGEMENT AGREEMENT

     The Extension of Property Management Agreement entered into this 15th day of December, 1999 by and between Murray Income Properties II, Ltd., a Texas limited partnership (hereinafter called the "Owner") and Brookside Properties, Inc., (hereinafter called the "Agent").

                                    RECITALS:

1. Owner and Agent are parties to that certain Property Management Agreement dated March 1, 1991 covering the Paddock Place Shopping Center, located at the Southwest corner of White Bridge Road and Brookwood Terrace, Nashville, Tennessee.

2. The term of the aforesaid Property Management Agreement expired on February 28, 1994, was extended with an expiration date of February 28, 1995, was extended with an expiration date of February 29, 1996, was extended with an expiration date of February 28, 1997, was extended with an expiration date of February 28, 1998, was extended with an expiration date of December 31, 1998, and was extended with an expiration date of December 31, 1999. The parties thereto are mutually desirous of extending the term of the Property Management Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1. The expiration date of the Property Management Agreement shall be midnight, December 31, 2000

2. All other terms and conditions of the Property Management Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this document the day and year first above written.

WITNESS                             BROOKSIDE PROPERTIES, INC.

   /s/ Charles H. Warfield, Jr.     /s/ W. Miles Warfield
-------------------------------     -------------------------------------
Charles H. Warfield, Jr.            W. Miles Warfield

                                    MURRAY INCOME PROPERTIES II, LTD
                                    a Texas Limited Partnership by
                                    Murray Realty Investors IX, Inc. a
                                    Texas Corporation, its General Partners
                                     (Owners)


                                    /s/ Brent Buck
-------------------------------     -------------------------------------
                                    By: Brent Buck, Executive Vice President